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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

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                              FORM 8-K


                           CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



    Date of Report (date of earliest event reported): November 30, 1999
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                          CBRL GROUP, INC.
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      (Exact Name of Registrant as Specified in its Charter)




         Tennessee                   0-25225                62-1749513
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 (State or Other Jurisdiction   (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                    Identification No.)



     305 Hartmann Drive, Lebanon, Tennessee                37087
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     (Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code: (615) 444-5533
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ITEM 5.  OTHER EVENTS.

         On November 30, 1999, CBRL Group, Inc. (the "Company") announced that Richard K. Arras, President and Chief Operating Officer of the Company's subsidiary, Cracker Barrel Old Country Store, Inc., had resigned to pursue other interests. Dan W. Evins, Chairman and Chief Executive Officer of the Company, continues as Chief Executive Officer of Cracker Barrel Old County Store, Inc. and has assumed the title and role of President of that subsidiary. A copy of the press release in which the announcement was made is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  EXHIBITS.


        EXHIBIT                         DESCRIPTION
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        99.1                            November 30, 1999 press release


                               SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 15, 1999                 CBRL GROUP, INC.



                                         By:  /s/ James F. Blackstock
                                            ---------------------------------
                                            Name:   James F. Blackstock
                                            Title:  Vice President, Secretary
                                                    and General Counsel





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                             EXHIBIT INDEX



Exhibit                 Description                                 Page No.
_______                 ___________                                 ________
 99.1                   November 30, 1999 Press Release                4









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